UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report: December 15, 2005
(Date of Earliest Event Reported)
CAPSTEAD MORTGAGE CORPORATION
(Exact Name of Registrant as Specified in its Charter)

Maryland	1-8896	75-2027937
(State of Incorporation)	(Commission File No.)	I.R.S. Employer
Identification No.)

8401 North Central Expressway
Suite 800
Dallas, Texas	75225

(Address of Principal Executive Offices)	(Zip Code)
Registrant’s Telephone Number, Including Area Code: (214) 874-2323
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 230.14a-12).
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT
On December 15, 2005, Capstead Mortgage Corporation (“Capstead”) announced that it had completed the private placement of $40,000,000 of trust preferred securities (the “Securities”) through a newly-formed statutory trust, Capstead Mortgage Trust II, organized under Delaware law (the “Trust”) pursuant to a placement agreement dated December 6, 2005 by and among Capstead, the Trust, FTN Financial Capital Markets and Keffe, Bruyette & Woods, Inc. (the “Placement Agreement”). The Securities require quarterly distributions and bear an interest rate of 8.36% through December 14, 2015. Beginning December 15, 2015, the securities will bear interest at the prevailing three-month LIBOR rate plus 3.30% and will mature in December 2035. The securities are redeemable, in whole or in part, without penalty, at the option of Capstead any time on or after December 15, 2015. Capstead intends to use the proceeds of this private placement for general corporate purposes.
Attached as Exhibits 4.1 and 4.2, respectively, to this Current Report on Form 8-K, and incorporated by reference herein, are copies of (1) the Indenture dated as of December 15, 2005, between the Registrant and Wilmington Trust Company, regarding Fixed/Floating Rate Junior Subordinated Debentures due 2035, including a form of Fixed/Floating Rate Junior Subordinated Debenture, and (2) the Amended and Restated Declaration of Trust dated as of December 15, 2005, by and among the Registrant, Wilmington Trust Company, and the Administrators identified therein, including forms of capital security certificates evidencing the Trust Preferred Securities and the Trust Common Securities.
Forward Looking Statements
This document contains “forward-looking statements” (within the meaning of the Private Securities Litigation Reform Act of 1995) that inherently involve risks and uncertainties. Capstead’s actual results and liquidity can differ materially from those anticipated in these forward-looking statements because of changes in the level and composition of the Company’s investments and unforeseen factors. As discussed in the Company’s filings with the Securities and Exchange Commission, these factors may include, but are not limited to, changes in general economic conditions, the availability of suitable qualifying investments from both an investment return and regulatory perspective, the availability of new equity capital, fluctuations in, and market expectations for fluctuations in, interest rates and levels of mortgage prepayments, deterioration in credit quality and ratings, the effectiveness of risk management strategies, the impact of leverage, liquidity of secondary markets and credit markets, increases in costs and other general competitive factors. In addition to the above considerations, actual results and liquidity related to direct investments in commercial real estate and investments in loans secured by commercial real estate are affected by lessee performance under lease agreements, changes in general as well as local economic conditions and real estate markets, increases in competition and inflationary pressures, changes in the tax and regulatory environment including zoning and environmental laws, uninsured losses or losses in excess of insurance limits and the availability of adequate insurance coverage at reasonable costs, among other factors.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.
(c) Exhibits. Exhibits 4.1 and 4.2 are being filed with this Current Report on Form 8-K.

Exhibit
No.	Description

4.1
Indenture dated as of December 15, 2005, between the Registrant and Wilmington Trust Company regarding Fixed/Floating Rate Junior Subordinated Debentures due 2035, including a form of Fixed/Floating Rate Junior Subordinated Debenture.

4.2
Amended and Restated Declaration of Trust dated as of December 15, 2005, by and among the Registrant, Wilmington Trust Company and the Administrators identified therein, including forms of capital security certificates evidencing the Trust Preferred Securities and the Trust Common Securities.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CAPSTEAD MORTGAGE CORPORATION
December 20, 2005	By:	/s/ Phillip A. Reinsch
Phillip A. Reinsch
Chief Financial Officer and Senior Vice President

EXHIBIT INDEX

Exhibit
No.	Description

4.1
Indenture dated as of December 15, 2005, between the Registrant and Wilmington Trust Company regarding Fixed/Floating Rate Junior Subordinated Debentures due 2035, including a form of Fixed/Floating Rate Junior Subordinated Debenture.

4.2
Amended and Restated Declaration of Trust dated as of December 15, 2005, by and among the Registrant, Wilmington Trust Company, and the Administrators identified therein, including forms of capital security certificates evidencing the Trust Preferred Securities and the Trust Common Securities.